UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Annual report
7 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

This pioneering balanced fund has championed a mix of high-quality stocks and bonds for over 75 years.

George Putnam
Balanced
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

George Putnam Balanced Fund

A mix of stocks and bonds in a classic balanced portfolio

Putnam Investments started in November 1937, at a time when many investors considered the stock market to be risky. Our first fund, George Putnam Balanced Fund, was named for our founder and was designed to offer investors what they needed most — a diversified portfolio with bonds to balance the risk of stocks. It was an innovative approach that continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

"The fund's focus on high-quality stocks and bonds is designed to moderate volatility for investors."

Aaron M. Cooper, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

Experienced managers pursue a broad range of opportunities

The fund's typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund's fixed-income investments, Kevin Murphy seeks a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Providing the benefits of balanced investing since 1937

Growth of a $10,000 investment since fund inception, 11/5/37 through 7/31/15

$6,552,425
8.70%
annualized return before sales charge
'37
'47
'57
'67
'77
'87
'97
'07
7/31/15

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

4	George Putnam Balanced Fund

Interview with
your fund’s
portfolio managers

What were some of the key developments in the economy and markets during the 12-month reporting period ended July 31, 2015?

Aaron: In roughly the first half of the period, U.S. growth maintained its positive momentum from earlier in 2014, and the economy and markets continued to benefit from low interest rates and tepid inflation. As the year turned, however, the U.S. economy experienced a variety of temporary setbacks. Perhaps chief among these was the surging U.S. dollar, which continued to strengthen against virtually every other currency, dampening U.S. exporters’ competitiveness. Another setback — which also contained an important upside for consumers and a variety of market sectors — came through commodity price weakness.

Kevin: This was particularly the case for oil, which fell precipitously from September 2014 into early 2015, before rebounding to near $60 per barrel, and then falling sharply once again in the final month of the reporting period. We expected that energy markets would register no small amount of pain from low oil prices. That said, we believe that over the long term, it is quite possible that the economic benefits of revitalized consumption — the “tax cut” of lower oil and fuel prices that feeds directly into the average consumer’s wallet — will outweigh the negatives of a low oil price.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 3, 4, and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

George Putnam Balanced Fund	5

After second-quarter weakness, the U.S. economy recovered fairly well, with gross domestic product [GDP] moving above a seasonally adjusted annual rate of 3% during the second calendar quarter. Despite this strengthening of the U.S. economy, the debt crisis in Greece dominated headlines during the second quarter. This contributed broadly to investor risk aversion, pushing spreads — a measure of the difference in yield between a given bond type and U.S. Treasuries — wider across most fixed-income sectors for that three-month period.

How did the fund fare in this environment?

Aaron: The fund delivered a high-single-digit gain for the year overall, which was slightly ahead of the fund’s custom blended [secondary] benchmark but a few percentage points behind its all-stock primary benchmark. Fund performance benefited from our active research insights across a number of equity sectors. Bright spots included stock selection in the areas of biotech, industrials, and consumer-related stocks. Areas in which fund holdings did not perform up to our expectations included technology, utilities, and energy stocks.

Kevin: The performance of the bond portfolio also aided relative results versus the bond portion of the custom blended index. Overall, investment-grade bonds delivered modest returns for the year. In the first half, total returns were moderate and steadily positive, as corporate issuers benefited from a backdrop of low rates and generally healthy economic growth in the United States. But in the second half, investor risk aversion and worries over U.S. economic health caused bond markets to give up some of their gains.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	George Putnam Balanced Fund

Did corporate earnings growth during the period maintain the pace you expected?

Aaron: Corporate earnings grew on average at a high-single-digit rate in the first half of the reporting period [August 2014–January 2015], which we anticipated and perceived as a signal of continued corporate strength. In the second half of the period, earnings growth was strong — at approximately 10% annualized across sectors excluding energy. We believe the market generally underappreciated this earnings strength, while we considered the possibility of such strength as we maintained or made adjustments to the portfolio. In addition, corporate mergers-and-acquisitions [M&A] activity gave a boost to a variety of stocks, including some that we held in the portfolio.

What helped drive the pickup in M&A?

Aaron: Companies found themselves being rewarded with higher stock prices as a result of M&A deals, and we believe that the potential for such gains may be luring more companies into forging new agreements. Historically, we should point out, it is more common to see the stocks of acquiring companies decline in the wake of major acquisition announcements. But these days, the opposite has been happening with some regularity. This encouraged more bids during the period — as did low funding costs, which allowed more deals to be done in an accretive manner.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

George Putnam Balanced Fund	7

What were some of the strategies or holdings that contributed most to the fund’s performance relative to the benchmark?

Aaron: Avoiding or de-emphasizing exposures to some benchmark components that performed poorly, including large multinational oil and gas producers Chevron, which was underweighted, and ConocoPhilips, which we didn’t own, boosted the fund’s relative results.

We found a strong out-of-benchmark performer in Symrise, a Germany-based fragrances and flavors manufacturer. During the period, the company accelerated its profit growth — and beat analyst expectations for earnings results — by successfully acquiring and integrating France-based Diana Ingredients. In addition, the stock benefited from the market’s general expectation that the European Central Bank would launch a government bond-buying program early in 2015 — improving sentiment across many sectors — which the central bank subsequently announced at its January meeting. We continued to hold the stock of Symrise at the end of the 12-month reporting period.

The stock of Alibaba, the leading online retail company in China that is often likened to Amazon.com, also helped relative results. After Alibaba went public in the summer of 2014, we bought the stock, which is not part of the benchmark S&P 500 Index, and it performed well on the strength of what we consider to be the company’s high growth prospects, robust market position, and diverse set of business opportunities. This stock was the sixth-largest contributor to relative returns during the period, and we continued to hold the position at period-end.

What is your assessment of the health of the bond market during the period?

Kevin: Corporate fundamentals were solid, in our view. Investment-grade corporate

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	George Putnam Balanced Fund

balance sheets and profit growth appeared to have peaked perhaps, but we did not see any major deterioration in credit. The degree of leverage employed by issuers of investment-grade corporates rose, on the whole, which can prompt concern about greater risk, but this leverage increase occurred mostly with higher-quality companies and in specific sectors. Also, the supply of investment-grade debt was lighter toward the end of the period than in previous months, as some deals may have been delayed in the face of Greek volatility.

Which strategies or holdings detracted from the fund’s relative results?

Aaron: Though we avoided the stocks of some energy companies to the fund’s benefit during the period, we did own other energy stocks in the portfolio that hurt the fund’s relative performance.

These detractors included — among others —EP Energy and QEP Resources [both sold at period-end], two oil exploration and production companies, and Halliburton, an oilfield services company. In some cases, we had established overweight positions in these stocks relative to the benchmark, as we believed they represented comparatively better energy-related investment opportunities, while in other cases, we had chosen stocks outside the benchmark based on our conviction in their potential to add value to the fund.

Our position in Genworth Financial, a diversified consumer insurance company, also was a drag on the fund’s relative performance. The company has a long-term-care [LTC] insurance business that set back Genworth’s overall results. We believe that the seeds of the main problem in this area of the company’s operations were sown back in the 1980s, when many of its LTC policies were poorly underwritten. Now, as its policyholders have aged, the costs to support them have grown much larger than management or the market expected. In recent quarters, the company boosted cash reserves in this portion of its business, for which investors perhaps too eagerly punished the stock. We continued to hold this position at the end of the period.

What is your outlook for the U.S. economy and the markets?

Aaron: We think the economy is still effectively in the second half of its recovery from the 2008 financial crisis. At the moment, we are seeing the positive combination of generally solid growth with subdued inflation in the United States, as well as encouraging economic news in Europe.

We do see some risks emerging in the area of wage inflation and the potential for commodity inflation starting roughly in the fourth quarter of 2015 — two underappreciated scenarios that we think could begin to exert downward pressure on corporate margins. In addition, we see economic risks growing larger in China. Fundamental trends remain quite weak there, and we are seeing this impact multinational companies that have meaningful exposure to China. We are closely monitoring the situation, as it has the potential to destabilize the global economy.

In terms of valuation, we think U.S. stocks — at a price-to-earnings ratio of approximately 17x — are a little richly valued. In this context, we are content to practice our fundamentally focused active management approach. The growing differentiation among companies and countries means that a greater dispersion of winners and losers may emerge in the months ahead, particularly as the global interest-rate picture shifts higher.

Kevin: As we get closer to the day the U.S. Federal Reserve raises short-term rates, we think the market may become more volatile, but we don’t think the Fed will have to act too aggressively in a rate-raising campaign given the mild inflation outlook.

George Putnam Balanced Fund	9

Overall, we are optimistic about the prospects for the high-quality, investment-grade debt markets. In addition, unlike other areas of the fixed-income markets, such as high-yield and emerging-market debt, investment-grade bonds generally have not been as susceptible to the risks posed by weak oil prices. For this reason, we think they should continue to weather any continuation of weakness in the commodity price cycle.

We believe that spreads can compress through the remainder of 2015 given the solid underlying credit fundamentals. However, global economic concerns, falling oil prices, geopolitical headlines, and U.S. Treasury rates — which may be both volatile and rising — may drive spreads wider in the near term.

Thank you, Aaron and Kevin, for your time and insights today.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

Effective November 13, 2014, George Putnam Balanced Fund reduced its quarterly dividend from $0.057 per share to $0.045 per share. Two factors led to this change. First, the equity portion of the portfolio was positioned toward a blend of growth- and value-style stocks from what had largely been a focus on value-style stocks, which historically have paid higher dividends. Second, lower overall bond yields in a falling interest-rate environment reduced the total income earned by the bond portion of the portfolio.

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. He joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

10	George Putnam Balanced Fund

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015 sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded that these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a free fall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

George Putnam Balanced Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.70%	8.62%	8.59%	8.59%	7.88%	7.88%	7.97%	7.92%	8.43%	8.78%	8.78%	8.78%

10 years	47.21	38.75	38.43	38.43	36.54	36.54	40.11	35.21	43.68	50.88	51.11	50.88
Annual average	3.94	3.33	3.31	3.31	3.16	3.16	3.43	3.06	3.69	4.20	4.21	4.20

5 years	67.27	57.65	60.93	58.93	61.00	61.00	63.17	57.46	65.11	69.31	69.57	69.31
Annual average	10.84	9.53	9.98	9.71	9.99	9.99	10.29	9.50	10.55	11.11	11.14	11.11

3 years	39.13	31.13	35.99	32.99	36.07	36.07	37.14	32.34	38.09	40.20	40.42	40.20
Annual average	11.64	9.45	10.79	9.97	10.81	10.81	11.10	9.79	11.36	11.92	11.98	11.92

1 year	8.04	1.82	7.21	2.21	7.26	6.26	7.56	3.79	7.74	8.28	8.39	8.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	George Putnam Balanced Fund

Comparative index returns For periods ended 7/31/15

		Barclays		Lipper
		U.S. Aggregate	George Putnam	Balanced Funds
	S&P 500 Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	110.43%	56.88%	98.15%	71.94%
Annual average	7.72	4.61	7.08	5.51

5 years	112.26	17.47	70.32	53.10
Annual average	16.24	3.27	11.24	8.82

3 years	62.55	4.87	37.19	30.71
Annual average	17.58	1.60	11.12	9.29

1 year	11.21	2.82	8.01	4.31

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/15, there were 668, 623, 577, and 393 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,843 and $13,654, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,521. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,368, $15,088, $15,111, and $15,088, respectively.

George Putnam Balanced Fund	13

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.192		$0.068	$0.071	$0.110		$0.151	$0.235	$0.253	$0.234

Capital gains	—		—	—	—		—	—	—	—

Total	$0.192		$0.068	$0.071	$0.110		$0.151	$0.235	$0.253	$0.234

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/14	$16.12	$17.10	$15.94	$16.01	$15.90	$16.48	$16.07	$16.18	$16.18	$16.17

7/31/15	17.22	18.27	17.02	17.10	16.99	17.61	17.16	17.28	17.28	17.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.69%	8.61%	8.58%	8.58%	7.88%	7.88%	7.97%	7.92%	8.42%	8.77%	8.77%	8.77%

10 years	47.75	39.25	38.92	38.92	37.12	37.12	40.62	35.70	44.21	51.50	51.83	51.51
Annual average	3.98	3.37	3.34	3.34	3.21	3.21	3.47	3.10	3.73	4.24	4.26	4.24

5 years	72.87	62.93	66.43	64.43	66.46	66.46	68.49	62.59	70.60	74.96	75.34	74.96
Annual average	11.57	10.26	10.72	10.46	10.73	10.73	11.00	10.21	11.27	11.84	11.89	11.84

3 years	39.49	31.47	36.40	33.40	36.47	36.47	37.47	32.66	38.42	40.56	40.86	40.56
Annual average	11.73	9.55	10.90	10.08	10.92	10.92	11.19	9.88	11.45	12.02	12.10	12.02

1 year	5.41	–0.65	4.63	–0.37	4.63	3.63	4.84	1.17	5.11	5.66	5.83	5.65

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14	George Putnam Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/14	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%†	0.63%†	0.74%

Annualized expense ratio for the
six-month period ended 7/31/15*	0.98%	1.73%	1.73%	1.48%	1.23%	0.72%	0.62%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Other expenses for class R5 and class R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.95	$8.72	$8.72	$7.47	$6.21	$3.64	$3.14	$3.69

Ending value (after expenses)	$1,037.70	$1,033.70	$1,033.70	$1,035.10	$1,036.10	$1,039.00	$1,039.50	$1,038.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.91	$8.65	$8.65	$7.40	$6.16	$3.61	$3.11	$3.66

Ending value (after expenses)	$1,019.93	$1,016.22	$1,016.22	$1,017.46	$1,018.70	$1,021.22	$1,021.72	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

George Putnam Balanced Fund	17

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	George Putnam Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

George Putnam Balanced Fund	19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20 George Putnam Balanced Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

George Putnam Balanced Fund	21

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

22 George Putnam Balanced Fund

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

For the one-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 677, 618 and 590 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen

George Putnam Balanced Fund 23

its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 George Putnam Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund 25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of George Putnam Balanced Fund (the “fund”) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2015

26 George Putnam Balanced Fund

The fund’s portfolio 7/31/15

COMMON STOCKS (63.2%)*	Shares	Value

Basic materials (2.6%)
Air Products & Chemicals, Inc.	10,710	$1,526,282

Alcoa, Inc.	37,758	372,671

Axalta Coating Systems, Ltd. †	53,398	1,698,590

Axiall Corp.	9,254	272,345

CF Industries Holdings, Inc.	37,533	2,221,954

Chemours Co. (The) †	5	55

Dow Chemical Co. (The)	74,370	3,499,852

E.I. du Pont de Nemours & Co.	56,944	3,175,197

Fortune Brands Home & Security, Inc.	49,724	2,374,321

Freeport-McMoRan, Inc. (Indonesia)	24,238	284,797

Hi-Crush Partners LP (Units)	3,034	52,397

Huntsman Corp.	11,228	213,332

Martin Marietta Materials, Inc.	3,176	498,060

Monsanto Co.	31,162	3,175,096

Newmont Mining Corp.	26,228	450,335

Nucor Corp.	17,225	760,312

Packaging Corp. of America	18,672	1,321,791

PPG Industries, Inc.	13,049	1,414,251

Praxair, Inc.	8,825	1,007,286

Sealed Air Corp.	39,845	2,118,559

Sherwin-Williams Co. (The)	19,470	5,407,987

Smurfit Kappa Group PLC (Ireland)	25,176	756,390

Steel Dynamics, Inc.	6,407	128,332

Symrise AG (Germany)	36,630	2,438,093

Tronox, Ltd. Class A	8,211	90,157

35,258,442
Capital goods (2.5%)
Airbus Group SE (France)	9,636	683,721

Allegion PLC (Ireland)	9,760	617,027

Bombardier, Inc. Class B (Canada)	1,792,636	2,234,199

Embraer SA ADR (Brazil)	928	25,845

Gaztransport Et Technigaz SA (France)	22,073	1,347,295

General Dynamics Corp.	27,037	4,031,487

HD Supply Holdings, Inc. †	91,684	3,282,287

Manitowoc Co., Inc. (The)	53,750	949,763

Northrop Grumman Systems Corp.	67,713	11,715,026

Raytheon Co.	33,361	3,639,351

United Technologies Corp.	43,567	4,370,206

32,896,207
Communication services (3.3%)
American Tower Corp. R	75,916	7,220,371

AT&T, Inc.	189,543	6,584,724

Comcast Corp. Class A	90,756	5,664,082

DISH Network Corp. Class A †	50,885	3,287,680

Equinix, Inc. R	5,310	1,481,012

Level 3 Communications, Inc. †	122,651	6,193,876

Liberty Global PLC Ser. C (United Kingdom) †	115,795	5,690,166

George Putnam Balanced Fund	27

COMMON STOCKS (63.2%)* cont.	Shares	Value

Communication services cont.
Time Warner Cable, Inc.	27,010	$5,132,170

Verizon Communications, Inc.	49,025	2,293,880

43,547,961
Communications equipment (0.3%)
Cisco Systems, Inc.	138,173	3,926,877

3,926,877
Computers (2.7%)
Apple, Inc.	267,492	32,446,780

Castlight Health, Inc. Class B †	248,581	1,784,812

Sophos Group PLC 144A (United Kingdom) †	157,093	613,311

Western Digital Corp.	18,956	1,631,353

36,476,256
Conglomerates (0.8%)
Danaher Corp.	61,328	5,615,192

Siemens AG (Germany)	5,853	626,583

Tyco International PLC	108,203	4,110,632

10,352,407
Consumer cyclicals (8.3%)
Advance Auto Parts, Inc.	13,551	2,360,720

Amazon.com, Inc. †	25,465	13,653,060

Bed Bath & Beyond, Inc. †	30,820	2,010,389

Brunswick Corp.	20,384	1,082,187

CaesarStone Sdot-Yam, Ltd. (Israel)	25,926	1,859,931

CBS Corp. Class B (non-voting shares)	11,016	589,026

Ctrip.com International, Ltd. ADR (China) †	39,206	2,806,365

Dollar General Corp.	29,872	2,400,813

Five Below, Inc. †	72,586	2,676,246

Gap, Inc. (The)	57,875	2,111,280

GNC Holdings, Inc. Class A	8,787	432,408

Hanesbrands, Inc.	74,330	2,306,460

Hilton Worldwide Holdings, Inc. †	111,887	3,004,166

Home Depot, Inc. (The)	56,652	6,629,984

Johnson Controls, Inc.	34,469	1,570,408

Kimberly-Clark Corp.	31,856	3,662,484

Live Nation Entertainment, Inc. †	97,053	2,544,730

Macy’s, Inc.	38,458	2,655,909

MasterCard, Inc. Class A	47,938	4,669,161

MCBC Holdings, Inc. †	17,415	266,450

Michaels Cos., Inc. (The) †	35,838	908,135

NIKE, Inc. Class B	44,165	5,088,691

Office Depot, Inc. †	34,653	277,224

PayPal Holdings, Inc. †	68,747	2,660,509

Penn National Gaming, Inc. †	57,324	1,093,742

Priceline Group, Inc. (The) †	4,325	5,378,440

PulteGroup, Inc.	48,805	1,011,240

RE/MAX Holdings, Inc. Class A	65,718	2,485,455

Rollins, Inc.	62,877	1,823,433

Tiffany & Co.	24,586	2,352,880

Time Warner, Inc.	76,241	6,712,258

TiVo, Inc. †	36,638	364,914

28 George Putnam Balanced Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer cyclicals cont.
TJX Cos., Inc. (The)	58,881	$4,111,071

Tumi Holdings, Inc. †	32,999	635,231

Vail Resorts, Inc.	13,031	1,429,370

Vulcan Materials Co.	6,845	623,032

Wal-Mart Stores, Inc.	46,302	3,332,818

Walt Disney Co. (The)	61,405	7,368,600

Wyndham Worldwide Corp.	18,652	1,539,163

Wynn Resorts, Ltd.	20,515	2,117,763

110,606,146
Consumer staples (5.6%)
Avon Products, Inc.	355,056	2,013,168

Blue Buffalo Pet Products, Inc. †	21,104	589,646

Bright Horizons Family Solutions, Inc. †	28,069	1,690,877

Coca-Cola Co. (The)	123,193	5,060,768

Costco Wholesale Corp.	27,133	3,942,425

Coty, Inc. Class A †	229,823	6,143,169

CVS Health Corp.	66,261	7,452,375

Delivery Hero Holding GmbH (acquired 6/12/15 cost $446,716)
(Private) (Germany) † ΔΔ F	58	392,345

Edgewell Personal Care Co.	39,474	3,778,057

Estee Lauder Cos., Inc. (The) Class A	4,615	411,243

Groupon, Inc. †	68,135	328,411

GrubHub, Inc. †	36,515	1,157,891

Hershey Co. (The)	5,552	515,725

JM Smucker Co. (The)	17,559	1,961,165

Keurig Green Mountain, Inc.	19,307	1,448,797

Kraft Heinz Co. (The)	37,224	2,958,191

Mead Johnson Nutrition Co.	12,910	1,141,115

Mondelez International, Inc. Class A	92,639	4,180,798

Philip Morris International, Inc.	114,934	9,830,305

Pinnacle Foods, Inc.	27,639	1,242,373

Procter & Gamble Co. (The)	51,398	3,942,227

Restaurant Brands International LP (Units) (Canada)	175	7,259

Restaurant Brands International, Inc. (Canada)	42,067	1,818,977

Sally Beauty Holdings, Inc. †	48,109	1,433,167

Starbucks Corp.	29,455	1,706,328

TreeHouse Foods, Inc. †	4,389	359,722

Tupperware Brands Corp.	18,157	1,061,640

Ulta Salon, Cosmetics & Fragrance, Inc. †	2,138	354,972

Walgreens Boots Alliance, Inc.	53,858	5,204,299

Yum! Brands, Inc.	26,617	2,335,908

74,463,343
Electronics (4.1%)
Agilent Technologies, Inc.	74,671	3,057,777

Analog Devices, Inc.	81,935	4,779,269

Avago Technologies, Ltd.	35,786	4,478,260

Cavium, Inc. †	33,428	2,266,418

Honeywell International, Inc.	52,894	5,556,515

Intel Corp.	39,660	1,148,157

George Putnam Balanced Fund 29

COMMON STOCKS (63.2%)* cont.	Shares	Value

Electronics cont.
L-3 Communications Holdings, Inc.	126,343	$14,587,563

Micron Technology, Inc. †	111,703	2,067,623

NXP Semiconductor NV †	46,449	4,505,089

ON Semiconductor Corp. †	202,144	2,146,769

Qorvo, Inc. †	39,099	2,265,787

QUALCOMM, Inc.	30,456	1,961,062

Skyworks Solutions, Inc.	34,251	3,276,793

TE Connectivity, Ltd.	38,916	2,370,763

54,467,845
Energy (4.4%)
Anadarko Petroleum Corp.	101,835	7,571,432

Apache Corp.	47,621	2,183,899

Baker Hughes, Inc.	47,893	2,784,978

BG Group PLC (United Kingdom)	186,617	3,183,010

Cabot Oil & Gas Corp.	26,237	686,360

Canadian Solar, Inc. (Canada) †	17,011	456,830

Chevron Corp.	16,831	1,489,207

Concho Resources, Inc. †	2,112	225,055

CONSOL Energy, Inc.	13,303	219,766

Devon Energy Corp.	23,557	1,164,187

Diamondback Energy, Inc. †	3,332	224,244

EOG Resources, Inc.	27,294	2,106,824

Exxon Mobil Corp.	160,415	12,706,472

Genel Energy PLC (United Kingdom) †	237,889	1,379,612

Gulfport Energy Corp. †	4,864	159,345

Halliburton Co.	32,170	1,344,384

Marathon Oil Corp.	63,188	1,327,580

MarkWest Energy Partners LP	44,100	2,885,904

Pioneer Natural Resources Co.	13,261	1,681,097

Plains All American Pipeline LP	8,610	359,468

Schlumberger, Ltd.	51,143	4,235,663

Suncor Energy, Inc. (Canada)	153,742	4,329,375

Total SA ADR (France)	110,567	5,449,847

58,154,539
Financials (10.6%)
AllianceBernstein Holding LP (Partnership shares)	90,582	2,488,288

Altisource Residential Corp. R	21,493	353,775

American Express Co.	22,492	1,710,742

American International Group, Inc.	112,767	7,230,620

Ameriprise Financial, Inc.	23,111	2,904,359

Assured Guaranty, Ltd.	134,361	3,286,470

AvalonBay Communities, Inc. R	11,367	1,958,989

Bank of America Corp.	588,785	10,527,476

Bank of New York Mellon Corp. (The)	117,425	5,096,245

Berkshire Hathaway, Inc. Class B †	12,838	1,832,496

Boston Properties, Inc. R	13,918	1,715,811

Capital One Financial Corp.	40,653	3,305,089

Carlyle Group LP (The)	93,862	2,497,668

Charles Schwab Corp. (The)	206,830	7,214,230

30 George Putnam Balanced Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Financials cont.
Citigroup, Inc.	182,221	$10,652,640

CME Group, Inc.	14,610	1,403,144

Equity Lifestyle Properties, Inc. R	17,003	984,134

Essex Property Trust, Inc. R	5,647	1,270,067

Federal Realty Investment Trust R	6,425	878,876

Gaming and Leisure Properties, Inc. R	54,612	1,788,543

General Growth Properties R	56,442	1,531,836

Genworth Financial, Inc. Class A †	365,455	2,561,840

Goldman Sachs Group, Inc. (The)	5,059	1,037,449

Hartford Financial Services Group, Inc. (The)	99,536	4,732,937

Invesco, Ltd.	30,342	1,171,201

JPMorgan Chase & Co.	232,352	15,923,083

KKR & Co. LP	160,857	3,844,482

Marcus & Millichap, Inc. †	12,508	640,910

MetLife, Inc.	17,009	948,082

Morgan Stanley	61,040	2,370,794

Oportun Financial Corp. (acquired 6/23/15, cost $386,984)
(Private) † ΔΔ F	135,784	348,286

Pebblebrook Hotel Trust R	9,511	387,098

Plum Creek Timber Co., Inc. R	11,911	488,351

Prologis, Inc. R	16,627	675,222

Prudential PLC (United Kingdom)	161,017	3,788,237

Public Storage R	5,548	1,138,339

Regions Financial Corp.	196,050	2,036,960

Seritage Growth Properties †R	4,371	168,546

Simon Property Group, Inc. R	11,142	2,086,005

Visa, Inc. Class A	120,954	9,112,674

Vornado Realty Trust R	8,213	801,178

Wells Fargo & Co.	281,018	16,262,512

141,155,684
Health care (9.8%)
AbbVie, Inc.	98,490	6,895,285

Aetna, Inc.	10,290	1,162,461

Align Technology, Inc. †	9,380	588,126

Allergan PLC †	36,662	12,140,621

AMAG Pharmaceuticals, Inc. †	16,387	1,047,129

Anthem, Inc.	21,035	3,245,069

Becton Dickinson and Co.	19,716	2,999,789

Biogen, Inc. †	17,944	5,720,188

Boston Scientific Corp. †	187,131	3,244,852

Bristol-Myers Squibb Co.	124,067	8,143,758

C.R. Bard, Inc.	19,666	3,867,319

Cardinal Health, Inc.	34,629	2,942,772

Celgene Corp. †	65,361	8,578,631

Cigna Corp.	22,883	3,296,525

Cooper Cos., Inc. (The)	7,767	1,374,759

Diplomat Pharmacy, Inc. †	21,882	1,010,511

Edwards Lifesciences Corp. †	10,231	1,556,749

George Putnam Balanced Fund	31

COMMON STOCKS (63.2%)* cont.	Shares	Value

Health care cont.
Eli Lilly & Co.	56,312	$4,758,927

Express Scripts Holding Co. †	20,862	1,879,040

Gilead Sciences, Inc.	111,116	13,096,132

HCA Holdings, Inc. †	20,946	1,948,187

HTG Molecular Diagnostics, Inc. †	8,144	71,504

Jazz Pharmaceuticals PLC †	6,498	1,249,176

Johnson & Johnson	41,727	4,181,463

McKesson Corp.	15,642	3,450,156

Medtronic PLC	35,910	2,814,985

Merck & Co., Inc.	75,665	4,461,208

Mylan NV †	57,870	3,240,141

Perrigo Co. PLC	27,150	5,218,230

Pfizer, Inc.	143,464	5,173,312

Premier, Inc. Class A †	17,875	639,210

Press Ganey Holdings, Inc. †	20,878	653,690

Service Corporation International	40,156	1,225,160

Stryker Corp.	28,727	2,937,910

TESARO, Inc. †	29,817	1,729,386

Universal Health Services, Inc. Class B	13,631	1,979,630

Ventas, Inc. R	26,473	1,776,074

130,298,065
Semiconductor (0.2%)
Lam Research Corp.	38,413	2,952,807

2,952,807
Software (1.8%)
Activision Blizzard, Inc.	64,082	1,652,675

Autodesk, Inc. †	28,136	1,423,119

Microsoft Corp.	331,099	15,462,323

Oracle Corp.	89,611	3,579,063

Tencent Holdings, Ltd. (China)	109,181	2,033,645

24,150,825
Technology services (3.3%)
Alibaba Group Holding, Ltd. ADR (China) †	25,923	2,030,808

Facebook, Inc. Class A †	133,139	12,516,397

Fidelity National Information Services, Inc.	23,789	1,556,514

Google, Inc. Class A †	123	80,873

Google, Inc. Class C †	31,000	19,393,910

Pandora Media, Inc. †	25,699	450,246

Salesforce.com, Inc. †	70,810	5,190,373

Yahoo!, Inc. †	75,907	2,783,510

44,002,631
Transportation (1.2%)
American Airlines Group, Inc.	71,600	2,871,160

Canadian Pacific Railway, Ltd. (Canada)	4,508	725,706

Genesee & Wyoming, Inc. Class A †	17,524	1,248,059

Golar LNG, Ltd. (Norway)	10,752	463,089

Spirit Airlines, Inc. †	56,184	3,360,927

Union Pacific Corp.	80,485	7,854,531

		16,523,472

32 George Putnam Balanced Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Utilities and power (1.7%)
American Electric Power Co., Inc.	27,681	$1,565,914

American Water Works Co., Inc.	24,482	1,270,861

Calpine Corp. †	130,184	2,382,367

Edison International	46,439	2,786,804

Exelon Corp.	119,809	3,844,671

NextEra Energy Partners LP	27,546	982,841

NextEra Energy, Inc.	17,868	1,879,714

NRG Energy, Inc.	149,120	3,347,744

PG&E Corp.	59,172	3,107,122

Sempra Energy	19,907	2,026,134

		23,194,172

Total common stocks (cost $770,043,578)		$842,427,679

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, August 1, 2045	$1,000,000	$1,016,953

1,016,953
U.S. Government Agency Mortgage Obligations (4.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	2,894	3,320
4 1/2s, with due dates from September 1, 2043 to May 1, 2044	2,296,657	2,537,599
4s, with due dates from July 1, 2042 to June 1, 2043	7,010,963	7,480,758
3 1/2s, with due dates from December 1, 2042 to March 1, 2045	4,164,378	4,336,284
3s, March 1, 2043	815,263	821,569

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	3,847,705	4,343,124
5s, with due dates from August 1, 2033 to January 1, 2039	1,006,108	1,115,774
4 1/2s, with due dates from August 1, 2043 to October 1, 2043	5,184,530	5,729,721
4 1/2s, TBA, August 1, 2045	12,000,000	13,018,126
4s, with due dates from May 1, 2044 to June 1, 2044	919,924	983,059
4s, TBA, August 1, 2045	5,000,000	5,318,750
3 1/2s, with due dates from May 1, 2043 to March 1, 2045	4,397,398	4,573,619
3 1/2s, TBA, August 1, 2045	4,000,000	4,150,625
3s, with due dates from February 1, 2043 to May 1, 2043	1,732,133	1,748,305
3s, TBA, September 1, 2045	1,000,000	1,003,203
3s, TBA, August 1, 2045	8,000,000	8,048,125

		65,211,961

Total U.S. government and agency mortgage obligations (cost $65,635,313)		$66,228,914

George Putnam Balanced Fund 33

U.S. TREASURY OBLIGATIONS (14.8%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043	$2,220,000	$2,585,008
2 3/4s, August 15, 2042	9,440,000	9,117,142

U.S. Treasury Notes
2s, November 30, 2020 Δ	31,370,000	31,909,906
1 3/4s, May 31, 2016	15,930,000	16,121,098
1 3/8s, September 30, 2018	29,620,000	29,887,969
1 1/8s, December 31, 2019	15,860,000	15,645,643
1s, August 31, 2016	32,520,000	32,731,126
0 3/4s, March 31, 2018	39,130,000	38,971,340
0 3/4s, December 31, 2017	3,470,000	3,463,765
0 3/4s, October 31, 2017	16,500,000	16,491,105

Total U.S. treasury obligations (cost $196,301,869)		$196,924,102

CORPORATE BONDS AND NOTES (14.0%)*	Principal amount	Value

Basic materials (0.8%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$310,000	$297,165

Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036 (Canada)	365,000	463,451

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	400,000	477,000

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	330,000	321,871

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	408,000	398,560

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	78,000	92,577

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)	500,000	505,097

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	215,000	215,206

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	223,345

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	235,000	232,842

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,163,953

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	1,571,000	1,434,752

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	682,000	656,178

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,854

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	515,000	452,487

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	200,000	208,030

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	188,000	202,167

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	77,000	83,557

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	168,000	178,530

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	360,000	374,389

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	226,106

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	1,265,000	1,708,055

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Basic materials cont.
Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	$117,000	$152,767

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	553,000	702,175

10,784,114
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	125,000	132,500

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	767,000	1,038,559

Northrop Grumman Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2026	265,000	351,100

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,242,669

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	240,000	268,086

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	118,654

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	225,692

3,377,260
Communication services (1.2%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	200,000	232,320

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	280,000	283,396

American Tower Corp. sr. unsec. notes 4s, 2025 R	335,000	328,267

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	735,000	751,748

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	122,000	112,523

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	123,000	117,497

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	240,000	238,027

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	714,000	738,961

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	356,000	356,788

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	645,000	893,585

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	268,000	340,138

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	710,000	762,766

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	70,000	92,202

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	380,000	478,400

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	62,000	67,458

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	95,000	131,089

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	204,297

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	1,125,000	1,190,535

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	275,000	281,034

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	610,000	827,623

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	1,000,000	1,005,000

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Communication services cont.
Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	$845,000	$942,073

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	1,000,000	1,057,986

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	355,000	440,511

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	5,200	135,096

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	270,000	270,072

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	595,000	557,775

Verizon Communications, Inc. 144A sr. unsec. unsub. notes
4.522s, 2048	1,309,000	1,163,234

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	770,000	955,157

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	980,000	1,257,224

16,212,782
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	190,000	266,072

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	1,045,000	1,317,221

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	847,000	925,348

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	705,000	710,269

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	1,187,000	1,559,782

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	820,000	1,065,284

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	625,000	598,033

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	579,000	644,813

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	135,000	205,690

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	1,290,000	1,572,368

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	24,000	30,656

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	264,580

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	795,000	896,072

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	830,000	803,165

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022	685,000	659,956

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	395,000	389,813

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	250,000	240,436

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	185,000	191,475

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	347,100

Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	355,000	337,669

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	460,000	609,427

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	320,000	364,341

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	$150,000	$162,807

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	200,000	196,164

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	356,000	348,880

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	1,034,000	1,278,649

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.7s, 2034	310,000	371,057

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	123,000	150,651

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	70,000	70,176

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	78,000	97,772

Nordstrom, Inc. sr. unsec. notes 5s, 2044	310,000	334,272

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	435,000	442,682

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	195,000	198,504

Owens Corning company guaranty sr. unsec. notes 9s, 2019	880,000	1,046,764

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	164,000	160,624

QVC, Inc. company guaranty sr. notes 4.85s, 2024	390,000	390,640

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	460,000	450,886

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	691,382

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	450,000	444,034

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	175,000	173,906

21,009,420
Consumer staples (0.8%)
Anheuser-Busch Cos., Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2018	885,000	969,524

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	165,000	249,153

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	533,057

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	855,000	1,106,435

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	297,000	339,358

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	671,152	832,801

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	671,769	698,643

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	1,434,000	1,782,364

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	553,000	599,246

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	211,000	214,098

Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s,
2044 (Mexico)	350,000	334,177

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	625,000	776,829

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	309,000	372,217

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	645,079

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	684,650

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	180,000	177,310

George Putnam Balanced Fund	37

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Consumer staples cont.
SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	$200,000	$209,673

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	134,000	137,047

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	191,000	198,343

10,860,004
Energy (0.9%)
BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	250,000	265,665

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	225,000	201,432

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	230,771

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	575,000	538,796

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	227,000	224,163

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	57,000	55,860

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	388,000	450,392

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	1,070,000	1,400,486

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	315,000	281,988

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	198,606

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	252,865

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	390,000	297,859

Petrobras Global Finance BV company guaranty sr. unsec. notes
5 3/8s, 2021 (Brazil)	825,000	768,042

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	355,000	355,490

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.85s, 2115 (Brazil)	925,000	747,548

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2041 (Brazil)	300,000	249,750

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	180,000	151,009

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	535,000	522,976

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	760,000	809,899

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	580,000	636,743

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	969,793

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	480,000	533,017

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	600,000	839,356

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	245,000	217,823

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	405,000	455,408

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP sr. unsec. notes 5.4s, 2044	$323,000	$291,875

Williams Partners LP sr. unsec. notes 4.3s, 2024	322,000	312,203

12,259,815
Financials (5.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	747,000	964,803

Aflac, Inc. sr. unsec. notes 6.45s, 2040	314,000	384,931

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	410,000	410,670

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	310,000	303,209

American Express Co. sr. unsec. notes 7s, 2018	650,000	736,078

American International Group, Inc. jr. sub. FRB 8.175s, 2058	856,000	1,147,040

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	1,150,000	1,047,676

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	720,000	694,800

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	617,749

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	550,000	569,250

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	135,000	143,438

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	400,000	401,044

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	644,000	640,780

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	333,021

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	1,724,000	2,286,843

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	500,000	548,483

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	331,000	373,650

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	703,000	689,837

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual
maturity (France)	100,000	117,875

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	370,000	395,777

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	810,000	830,129

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,213,000	1,311,526

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	1,020,000	1,064,100

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	462,000	445,680

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	805,000	834,261

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	956,000	932,100

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	402,000	403,508

Citigroup, Inc. sr. unsec. sub. FRN 0.551s, 2016	123,000	122,420

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	345,000	360,525

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4 5/8s,
2023 (Netherlands)	250,000	258,536

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands 144A jr. unsec. sub. FRN 11s, perpetual
maturity (Netherlands)	718,000	901,305

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Financials cont.
Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	$255,000	$248,729

Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	1,079,000	1,194,845

Credit Suisse/New York, NY sr. unsec. notes 5.3s, 2019	475,000	526,816

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	302,000	368,140

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	985,000	950,867

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	1,117,000	1,168,437

EPR Properties unsec. notes 5 1/4s, 2023 R	345,000	360,353

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	300,000	293,625

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	217,000	201,810

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	425,000	442,742

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	355,000	380,386

General Electric Capital Corp. company guaranty jr. unsec. sub.
FRN Ser. A, 7 1/8s, 2049	900,000	1,040,625

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,540,000	2,043,497

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	947,194

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	282,000	337,515

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	1,495,000	1,884,262

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	1,230,000	1,364,700

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	555,000	540,960

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,069,663

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	250,000	245,101

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	342,000	453,926

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036
(United Kingdom)	800,000	975,173

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,225,000	2,433,623

ING Groep NV jr. unsec. sub. FRN 6s, perpetual
maturity (Netherlands)	640,000	641,600

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	299,750

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	780,000	822,900

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,250,000	1,359,506

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	525,000	619,459

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	785,000	930,225

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	340,000	426,958

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	100,000	97,476

Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	530,000	535,077

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	1,290,000	1,964,287

Merrill Lynch & Co., Inc. unsec. sub. FRN 1.046s, 2026	275,000	250,073

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	600,000	687,322

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	2,564,000	3,205,000

40 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Financials cont.
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	$285,000	$295,446

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	565,159

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	840,000	766,500

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,407,059

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	401,335

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	412,517

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	140,000	140,157

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	213,000	230,032

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	1,939,000	2,021,408

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	359,000	371,565

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	1,153,000	1,124,175

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	1,045,000	1,103,115

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	425,000	429,456

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	1,510,000	1,668,278

Santander Issuances SAU 144A company guaranty sr. unsec.
unsub. notes 5.911s, 2016 (Spain)	1,100,000	1,137,957

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	630,000	653,011

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	290,000	295,294

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	290,000	292,102

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	725,000	796,333

Standard Chartered PLC 144A jr. sub. FRB 7.014s, perpetual
maturity (United Kingdom)	600,000	666,209

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.286s, 2037	2,021,000	1,748,165

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436s, 2024 (Japan)	825,000	851,973

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85s, 2039	263,000	327,659

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	570,000	595,650

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	295,000	394,643

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	2,640,000	3,100,960

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,163,538

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	580,000	593,050

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	710,000	791,211

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	1,050,000	1,062,275

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037	214,000	219,350

77,209,248
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,493,840

		5,493,840

George Putnam Balanced Fund	41

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Health care (0.3%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	$194,000	$191,121

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	373,000	351,694

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	186,000	182,966

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	116,490

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	205,000	194,194

HCA, Inc. company guaranty sr. notes 5s, 2024	430,000	447,738

Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	328,000	328,298

Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	327,000	326,396

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	659,000	678,936

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	145,000	139,200

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	715,000	755,219

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	132,723

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	305,852

4,150,827
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	297,000	298,212

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	421,000	388,698

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	215,000	219,808

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	948,000	998,426

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	162,000	182,655

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	385,000	363,571

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	245,000	245,613

2,696,983
Transportation (0.2%)
Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7 1/8s, 2020	265,000	309,366

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	605,000	679,901

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	145,000	170,011

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	67,984	70,958

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	113,085	117,043

Kansas City Southern Railway Co. (The) company guaranty sr.
unsec. notes 4.3s, 2043	85,000	80,383

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	445,442

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	616,122	693,138

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	225,000	224,156

2,790,398
Utilities and power (1.5%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	600,413

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	138,000	143,076

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	35,000	37,800

42 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	$595,000	$715,120

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	220,000	215,164

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	459,530

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	365,000	385,825

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	685,000	735,249

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	490,000	580,557

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	235,000	265,715

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	360,000	372,672

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	784,000	1,027,688

Electricite de France (EDF) 144A sr. unsec. notes 6s,
2114 (France)	200,000	225,498

Electricite de France (EDF) 144A sr. unsec. unsub. notes 5.6s,
2040 (France)	640,000	730,359

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	252,000	258,615

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	360,000	397,072

Energy Transfer Partners LP sr. unsec. unsub. notes 7.6s, 2024	470,000	546,100

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	766,000	780,899

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	247,657

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)	825,000	870,505

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	370,000	347,237

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45s, 2044	1,120,000	1,166,409

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	185,000	230,454

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	401,808

Kansas Gas and Electric Co. bonds 5.647s, 2021	200,028	202,028

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	179,000	160,202

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	420,000	407,103

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	445,000	546,404

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	441,000	467,942

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	418,000	526,273

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	140,000	164,582

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	331,000	345,160

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	145,000	153,542

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	656,000	583,840

George Putnam Balanced Fund 43

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	$889,000	$1,098,147

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	1,145,000	1,063,419

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	1,945,000	1,731,050

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	210,000	207,161

		19,398,275

Total corporate bonds and notes (cost $176,499,919)		$186,242,966

MORTGAGE-BACKED SECURITIES (1.5%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust Ser. 06-5,
Class A3, 5.39s, 2047	$1,628,000	$1,628,000

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.711s, 2049	2,500,000	2,665,380
Ser. 14-GC21, Class AS, 4.026s, 2047	482,000	504,162

COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.645s, 2044	500,000	553,800
FRB Ser. 14-CR18, Class C, 4.739s, 2047	3,089,000	3,184,739
FRB Ser. 13-CR13, Class AM, 4.449s, 2023	614,000	664,081
Ser. 12-LC4, Class AM, 4.063s, 2044	684,000	727,762
Ser. 12-CR1, Class AM, 3.912s, 2045	1,046,000	1,104,654

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043	3,888,826	65,321
FRB Ser. T-56, Class 2, IO, zero %, 2043	5,722,007	—

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.311s, 2045	1,171,488	11,165

FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	194,241	19

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
2.937s, 2032	93,836	84,453

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 12-C6, Class D, 5.199s, 2045	772,000	830,359
Ser. 04-LN2, Class A2, 5.115s, 2041	28,810	28,846
FRB Ser. 13-C10, Class C, 4.157s, 2047	1,904,000	1,918,808
FRB Ser. 13-C13, Class C, 4.056s, 2046	450,000	450,362

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class D, 4.665s, 2045	524,000	535,466

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	299,649	315,381
Ser. 98-C4, Class H, 5.6s, 2035	777,034	803,557

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.678s, 2049	128,231	128,423
FRB Ser. 07-HQ12, Class A2FX, 5.678s, 2049	221,207	220,463

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.525s, 2045	1,794,000	1,971,606

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	116,206	15,107

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	2,129,740	532,435

44 George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.5%)* cont.	Principal amount	Value

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.831s, 2045	$4,388,443	$414,344

WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646s, 2047	394,000	405,347

Total mortgage-backed securities (cost $19,641,434)		$19,764,040

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,057) (Private) † ΔΔ F	371	$952

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $20,210) (Private) † ΔΔ F	6,416	18,189

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $47,464) (Private) † ΔΔ F	9,325	42,718

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $68,847) (Private) † ΔΔ F	13,526	61,963

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $38,611) (Private) † ΔΔ F	7,033	34,750

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15,
cost $116,544) (Private) † ΔΔ F	15,175	104,890

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $326,895) (Private) † ΔΔ F	114,700	294,206

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15,
cost $413,355) (Private) † ΔΔ F	145,037	372,020

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15,
cost $633,655) (Private) † ΔΔ F	222,546	570,290

United Technologies Corp. $3.75 cv. pfd.	10,809	557,096

Total convertible preferred stocks (cost $2,296,297)		$2,057,074

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$304,717

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	485,818

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	320,832

Total municipal bonds and notes (cost $841,387)		$1,111,367

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.0%)*	Principal amount	Value

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	$150,000	$157,688

Total foreign government and agency bonds and notes (cost $149,696)		$157,688

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.0%)*	strike price	amount	Value

L-3 Communications Holdings, Inc. (Call)	Aug-15/$125.00	$8,666	$930

Total purchased options outstanding (cost $12,999)			$930

George Putnam Balanced Fund 45

SHORT-TERM INVESTMENTS (3.7%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.11% L	Shares	48,223,912	$48,223,912

U.S. Treasury Bills 0.01%, August 20, 2015 # Δ		$410,000	409,997

U.S. Treasury Bills 0.02%, August 13, 2015 #		59,000	59,000

U.S. Treasury Bills 0.03%, August 6, 2015 #		75,000	75,000

U.S. Treasury Bills 0.00% October 1, 2015 [i]		101,000	100,990

Total short-term investments (cost $48,868,899)			$48,868,899

TOTAL INVESTMENTS

Total investments (cost $1,280,291,391)			$1,363,783,659

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,331,986,963.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,240,609, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

46 George Putnam Balanced Fund

At the close of the reporting period, the fund maintained liquid assets totaling $28,886,698 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/15 (aggregate face value $40,182,921)
					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
Euro	Buy	9/16/15	$2,762,544	$2,792,023	$(29,479)

Barclays Bank PLC
Canadian Dollar	Sell	10/21/15	874,987	995,808	120,821

Citibank, N.A.
Euro	Sell	9/16/15	3,999,096	3,992,494	(6,602)

Credit Suisse International
British Pound	Sell	9/16/15	4,744,417	4,632,484	(111,933)

Canadian Dollar	Sell	10/21/15	2,029,458	2,113,000	83,542

Euro	Sell	9/16/15	2,397,831	2,396,216	(1,615)

Deutsche Bank AG
British Pound	Sell	9/16/15	6,733,668	6,576,314	(157,354)

Euro	Sell	9/16/15	2,259,484	2,257,440	(2,044)

HSBC Bank USA, National Association
British Pound	Sell	9/16/15	87,114	85,044	(2,070)

Euro	Sell	9/16/15	2,587,825	2,584,306	(3,519)

JPMorgan Chase Bank N.A.
Canadian Dollar	Sell	10/21/15	963,104	1,035,623	72,519

Euro	Sell	9/16/15	713,712	713,489	(223)

State Street Bank and Trust Co.
Canadian Dollar	Sell	10/21/15	1,735,758	1,806,899	71,141

Israeli Shekel	Sell	10/21/15	2,247,448	2,249,353	1,905

UBS AG
Euro	Sell	9/16/15	2,698,700	2,735,873	37,173

WestPac Banking Corp.
Canadian Dollar	Sell	10/21/15	3,089,851	3,216,555	126,704

Total					$198,966

FUTURES CONTRACTS OUTSTANDING at 7/31/15
					Unrealized
	Number of			Expiration	appreciation/
	contracts	Value		date	(depreciation)

S&P 500 Index E-Mini (Long)	52	$5,455,840		Sep-15	$27,786

Total					$27,786

George Putnam Balanced Fund 47

TBA SALE COMMITMENTS OUTSTANDING at 7/31/15 (proceeds receivable $4,236,875)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
August 1, 2045	$3,000,000	8/13/15	$3,254,531

Federal National Mortgage Association, 3s, August 1, 2045	1,000,000	8/13/15	1,006,016

Total			$4,260,547

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	24,187	$—	7/16/16	(3 month	A basket	$(119,296)
				USD-LIBOR-BBA	(JPCMPTMD) of
				plus 0.30%)	common stocks

Total		$—				$(119,296)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

48 George Putnam Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$32,063,959	$3,194,483	$—

Capital goods	30,865,191	2,031,016	—

Communication services	43,547,961	—	—

Conglomerates	9,725,824	626,583	—

Consumer cyclicals	110,606,146	—	—

Consumer staples	74,070,998	—	392,345

Energy	53,591,917	4,562,622	—

Financials	137,019,161	3,788,237	348,286

Health care	130,298,065	—	—

Technology	163,943,596	2,033,645	—

Transportation	16,523,472	—	—

Utilities and power	23,194,172	—	—

Total common stocks	825,450,462	16,236,586	740,631

Convertible preferred stocks	$—	$557,096	$1,499,978

Corporate bonds and notes	—	185,647,316	595,650

Foreign government and agency bonds and notes	—	157,688	—

Mortgage-backed securities	—	19,231,586	532,454

Municipal bonds and notes	—	1,111,367	—

Purchased options outstanding	—	930	—

U.S. government and agency mortgage obligations	—	66,228,914	—

U.S. treasury obligations	—	196,924,102	—

Short-term investments	48,223,912	644,987	—

Totals by level	$873,674,374	$486,740,572	$3,368,713

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$198,966	$—

Futures contracts	27,786	—	—

TBA sale commitments	—	(4,260,547)	—

Total return swap contracts	—	(119,296)	—

Totals by level	$27,786	$(4,180,877)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 49

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,232,067,479)	$1,315,559,747
Affiliated issuers (identified cost $48,223,912) (Notes 1 and 5)	48,223,912

Dividends, interest and other receivables	4,517,864

Receivable for shares of the fund sold	1,223,335

Receivable for investments sold	11,862,333

Receivable for sales of delayed delivery securities (Note 1)	3,242,781

Unrealized appreciation on forward currency contracts (Note 1)	513,805

Prepaid assets	64,723

Total assets	1,385,208,500

LIABILITIES

Payable to custodian	129

Payable for investments purchased	13,174,186

Payable for purchases of delayed delivery securities (Note 1)	31,376,969

Payable for shares of the fund repurchased	1,730,096

Payable for compensation of Manager (Note 2)	586,123

Payable for custodian fees (Note 2)	18,234

Payable for investor servicing fees (Note 2)	334,595

Payable for Trustee compensation and expenses (Note 2)	594,948

Payable for administrative services (Note 2)	5,297

Payable for distribution fees (Note 2)	312,538

Payable for variation margin (Note 1)	13,780

Unrealized depreciation on OTC swap contracts (Note 1)	119,296

Unrealized depreciation on forward currency contracts (Note 1)	314,839

TBA sale commitments, at value (proceeds receivable $4,236,875) (Note 1)	4,260,547

Collateral on certain derivative contracts, at value (Note 1)	100,990

Other accrued expenses	278,970

Total liabilities	53,221,537

Net assets	$1,331,986,963

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,754,814,615

Undistributed net investment income (Note 1)	11,175,163

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(517,578,380)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	83,575,565

Total — Representing net assets applicable to capital shares outstanding	$1,331,986,963

(Continued on next page)

50 George Putnam Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($999,928,265 divided by 58,075,882 shares)	$17.22

Offering price per class A share (100/94.25 of $17.22)*	$18.27

Net asset value and offering price per class B share ($24,132,534 divided by 1,417,814 shares)**	$17.02

Net asset value and offering price per class C share ($36,720,209 divided by 2,147,490 shares)**	$17.10

Net asset value and redemption price per class M share ($75,296,595 divided by 4,432,873 shares)	$16.99

Offering price per class M share (100/96.50 of $16.99)*	$17.61

Net asset value, offering price and redemption price per class R share
($1,102,318 divided by 64,230 shares)	$17.16

Net asset value, offering price and redemption price per class R5 share
($71,647,246 divided by 4,145,579 shares)	$17.28

Net asset value, offering price and redemption price per class R6 share
($8,239,318 divided by 476,685 shares)	$17.28

Net asset value, offering price and redemption price per class Y share
($114,920,478 divided by 6,650,322 shares)	$17.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund	51

Statement of operations Year ended 7/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $104,691)	$14,427,675

Interest (including interest income of $45,906 from investments in affiliated issuers) (Note 5)	13,410,931

Total investment income	27,838,606

EXPENSES

Compensation of Manager (Note 2)	6,927,555

Investor servicing fees (Note 2)	2,056,427

Custodian fees (Note 2)	60,479

Trustee compensation and expenses (Note 2)	50,401

Distribution fees (Note 2)	3,749,409

Administrative services (Note 2)	35,135

Other	550,523

Total expenses	13,429,929

Expense reduction (Note 2)	(74,912)

Net expenses	13,355,017

Net investment income	14,483,589

Net realized gain on investments (Notes 1 and 3)	89,676,179

Net increase from payments by affiliates (Note 2)	25,143

Net realized gain on swap contracts (Note 1)	384,750

Net realized gain on futures contracts (Note 1)	636,955

Net realized gain on foreign currency transactions (Note 1)	6,608,425

Net realized gain on written options (Notes 1 and 3)	35,203

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(188,207)

Net unrealized depreciation of investments, futures contracts, swap contracts, and TBA sale
commitments during the year	(9,008,065)

Net gain on investments	88,170,383

Net increase in net assets resulting from operations	$102,653,972

The accompanying notes are an integral part of these financial statements.

52 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$14,483,589	$18,936,250

Net realized gain on investments
and foreign currency transactions	97,366,655	191,149,644

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(9,196,272)	(84,702,979)

Net increase in net assets resulting from operations	102,653,972	125,382,915

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,916,224)	(14,366,201)

Class B	(102,407)	(164,904)

Class C	(136,312)	(173,850)

Class M	(516,374)	(694,591)

Class R	(9,433)	(12,093)

Class R5	(462,840)	(85)

Class R6	(114,367)	(62,454)

Class Y	(1,598,783)	(1,746,310)

Decrease from capital share transactions (Note 4)	(58,104,377)	(68,878,372)

Total increase in net assets	$29,692,855	$39,284,055

NET ASSETS

Beginning of year	1,302,294,108	1,263,010,053

End of year (including undistributed net investment income
of $11,175,163 and $5,253,158, respectively)	$1,331,986,963	$1,302,294,108

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
July 31, 2015	$16.12	.19	1.10	1.29	(.19)	(.19)	—	—	$17.22	8.04	$999,928.97		1.11	130
July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	—	—	16.12	10.37	1,051,287.99		1.52	98
July 31, 2013	12.88	.21	1.92	2.13	(.20)	(.20)	—	—	14.81	16.68	1,030,545	1.01	1.56	86
July 31, 2012	12.21	.22	.65	.87	(.20)	(.20)	—	—	12.88	7.26	973,318	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	(.20)	— [e]	— [f]	12.21	12.09	1,034,828	1.05	1.57	176

Class B
July 31, 2015	$15.94	.06	1.09	1.15	(.07)	(.07)	—	—	$17.02	7.21	$24,133	1.72	.36	130
July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	—	—	15.94	9.51	24,881	1.74	.77	98
July 31, 2013	12.74	.11	1.90	2.01	(.10)	(.10)	—	—	14.65	15.83	26,541	1.76	.82	86
July 31, 2012	12.08	.13	.63	.76	(.10)	(.10)	—	—	12.74	6.38	29,272	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	(.11)	— [e]	— [f]	12.08	11.24	39,031	1.80	.82	176

Class C
July 31, 2015	$16.01	.06	1.10	1.16	(.07)	(.07)	—	—	$17.10	7.26	$36,720	1.72	.36	130
July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	—	—	16.01	9.50	29,091	1.74	.76	98
July 31, 2013	12.80	.11	1.91	2.02	(.10)	(.10)	—	—	14.72	15.85	23,534	1.76	.81	86
July 31, 2012	12.14	.13	.64	.77	(.11)	(.11)	—	—	12.80	6.39	21,223	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	(.11)	— [e]	— [f]	12.14	11.22	22,013	1.80	.82	176

Class M
July 31, 2015	$15.90	.10	1.10	1.20	(.11)	(.11)	—	—	$16.99	7.56	$75,297	1.47	.61	130
July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	—	—	15.90	9.75	77,338	1.49	1.02	98
July 31, 2013	12.71	.14	1.90	2.04	(.13)	(.13)	—	—	14.62	16.17	74,636	1.51	1.06	86
July 31, 2012	12.06	.16	.63	.79	(.14)	(.14)	—	—	12.71	6.62	70,317	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	(.14)	— [e]	— [f]	12.06	11.60	75,160	1.55	1.07	176

Class R
July 31, 2015	$16.07	.15	1.09	1.24	(.15)	(.15)	—	—	$17.16	7.74	$1,102	1.22	.86	130
July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	—	—	16.07	10.08	983	1.24	1.27	98
July 31, 2013	12.84	.18	1.92	2.10	(.17)	(.17)	—	—	14.77	16.44	960	1.26	1.32	86
July 31, 2012	12.18	.19	.64	.83	(.17)	(.17)	—	—	12.84	6.92	1,209	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	(.17)	— [e]	— [f]	12.18	11.84	1,216	1.30	1.32	176

Class R5
July 31, 2015	$16.18	.23	1.11	1.34	(.24)	(.24)	—	—	$17.28	8.28	$71,647.72		1.34	130
July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	—	—	16.18	6.76*	11	.48*	1.15*	98

Class R6
July 31, 2015	$16.18	.25	1.10	1.35	(.25)	(.25)	—	—	$17.28	8.39	$8,239.62		1.46	130
July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	—	—	16.18	6.81*	7,100	.42*	1.19*	98

Class Y
July 31, 2015	$16.17	.23	1.11	1.34	(.23)	(.23)	—	—	$17.28	8.34	$114,920.72		1.36	130
July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	—	—	16.17	10.61	111,604.74		1.77	98
July 31, 2013	12.92	.25	1.92	2.17	(.23)	(.23)	—	—	14.86	16.99	106,794.76		1.81	86
July 31, 2012	12.26	.25	.64	.89	(.23)	(.23)	—	—	12.92	7.42	70,090.78		2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	(.23)	— [e]	— [f]	12.26	12.42	67,590.80		1.82	176

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 George Putnam Balanced Fund	George Putnam Balanced Fund 55

Financial highlights (Continued)

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes TBA purchase and sales transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

56 George Putnam Balanced Fund

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

George Putnam Balanced Fund	57

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if

58 George Putnam Balanced Fund

any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

George Putnam Balanced Fund 59

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities (equities in this case).

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

60 George Putnam Balanced Fund

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $278,074 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $195,719 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

George Putnam Balanced Fund	61

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2015, the fund had a capital loss carryover of $514,304,259 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$514,304,259	N/A	$514,304,259	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts, from interest-only securities and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,295,156 to increase undistributed net investment income $2,685 to decrease paid-in-capital and $6,292,471 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$123,365,103
Unrealized depreciation	(43,107,129)

Net unrealized appreciation	80,257,974
Undistributed ordinary income	11,255,478
Capital loss carryforward	(514,304,259)
Cost for federal income tax purposes	$1,283,524,101

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

62 George Putnam Balanced Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $25,143 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,597,324	Class R5	66,629

Class B	38,282	Class R6	3,861

Class C	50,958	Class Y	178,120

Class M	119,624	Total	$2,056,427

Class R	1,629

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,246 under the expense offset arrangements and by $72,666 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $772, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

George Putnam Balanced Fund 63

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,585,199	Class M	580,985

Class B	247,900	Class R	5,276

Class C	330,049	Total	$3,749,409

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $101,364 and $354 from the sale of class A and class M shares, respectively, and received $9,187 and $1,862 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,019 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,549,212,319	$1,580,785,177

U.S. government securities (Long-term)	135,707,715	108,560,046

Total	$1,684,920,034	$1,689,345,223

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	3,270,518	$55,029,240	3,457,002	$53,340,713

Shares issued in connection with
reinvestment of distributions	645,928	10,967,040	865,398	13,236,487

	3,916,446	65,996,280	4,322,400	66,577,200

Shares repurchased	(11,074,223)	(185,609,366)	(8,670,694)	(133,759,528)

Net decrease	(7,157,777)	$(119,613,086)	(4,348,294)	$(67,182,328)

	Year ended 7/31/15		Year ended 7/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	224,313	$3,749,144	255,479	$3,898,581

Shares issued in connection with
reinvestment of distributions	5,839	97,697	10,559	159,882

	230,152	3,846,841	266,038	4,058,463

Shares repurchased	(373,604)	(6,233,023)	(516,806)	(7,864,031)

Net decrease	(143,452)	$(2,386,182)	(250,768)	$(3,805,568)

64 George Putnam Balanced Fund

	Year ended 7/31/15		Year ended 7/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	546,183	$9,206,428	406,682	$6,266,807

Shares issued in connection with
reinvestment of distributions	7,514	126,661	10,698	163,564

	553,697	9,333,089	417,380	6,430,371

Shares repurchased	(223,040)	(3,748,088)	(199,253)	(3,048,789)

Net increase	330,657	$5,585,001	218,127	$3,381,582

	Year ended 7/31/15		Year ended 7/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	330,826	$5,521,369	511,230	$7,751,216

Shares issued in connection with
reinvestment of distributions	30,678	513,563	45,651	690,532

	361,504	6,034,932	556,881	8,441,748

Shares repurchased	(791,602)	(13,193,832)	(799,405)	(12,203,783)

Net decrease	(430,098)	$(7,158,900)	(242,524)	$(3,762,035)

	Year ended 7/31/15		Year ended 7/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	12,266	$206,483	15,666	$238,594

Shares issued in connection with
reinvestment of distributions	556	9,433	792	12,093

	12,822	215,916	16,458	250,687

Shares repurchased	(9,773)	(164,983)	(20,291)	(316,142)

Net increase (decrease)	3,049	$50,933	(3,833)	$(65,455)

			For the period 12/2/13
			(commencement of operations)
	Year ended 7/31/15		to 7/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	4,571,235	$76,316,699	655	$10,000

Shares issued in connection with
reinvestment of distributions	26,608	462,840	5	85

	4,597,843	76,779,539	660	10,085

Shares repurchased	(452,924)	(7,793,994)	—	—

Net increase	4,144,919	$68,985,545	660	$10,085

			For the period 12/2/13
			(commencement of operations)
	Year ended 7/31/15		to 7/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	59,021	$1,007,097	464,795	$7,193,232

Shares issued in connection with
reinvestment of distributions	6,704	114,367	3,948	62,454

	65,725	1,121,464	468,743	7,255,686

Shares repurchased	(27,929)	(476,237)	(29,854)	(483,521)

Net increase	37,796	$645,227	438,889	$6,772,165

George Putnam Balanced Fund 65

	Year ended 7/31/15		Year ended 7/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	645,544	$10,883,901	919,081	$14,438,934

Shares issued in connection with
reinvestment of distributions	92,941	1,584,356	113,179	1,736,265

	738,485	12,468,257	1,032,260	16,175,199

Shares repurchased	(988,568)	(16,681,172)	(1,316,942)	(20,402,017)

Net decrease	(250,083)	$(4,212,915)	(284,682)	$(4,226,818)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	669	0.02%	$11,560

Class R6	670	0.14	11,578

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$65,325,071	$261,923,667	$279,024,826	$45,906	$48,223,912

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20,000

Written equity option contracts (contract amount) (Note 3)	$9,000

Futures contracts (number of contracts)	100

Forward currency contracts (contract amount)	$54,900,000

OTC total return swap contracts (notional)	$2,600,000

66 George Putnam Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$513,805	Payables	$314,839

	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	28,716*	Payables	119,296

Total		$542,521		$434,135

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$6,612,482	$—	$6,612,482

Equity contracts	(148,938)	636,955	—	384,750	872,767

Total	$(148,938)	$636,955	$6,612,482	$384,750	$7,485,249

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(187,720)	$—	$(187,720)

Equity contracts	(12,069)	477,150	—	(73,537)	391,544

Total	$(12,069)	$477,150	$(187,720)	$(73,537)	$203,824

George Putnam Balanced Fund 67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	120,821	—	83,542	—	—	—	72,519	—	73,046	37,173	126,704	513,805

Purchased options**#	—	—	—	—	—	930	—	—	—	—	—	—	930

Total Assets	$—	$120,821	$—	$83,542	$—	$930	$—	$72,519	$—	$73,046	$37,173	$126,704	$514,735

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	119,296	—	—	—	—	119,296

Futures contracts§	—	—	—	—	—	—	—	—	13,780	—	—	—	13,780

Forward currency contracts#	29,479	—	6,602	113,548	159,398	—	5,589	223	—	—	—	—	314,839

Total Liabilities	$29,479	$—	$6,602	$113,548	$159,398	$—	$5,589	$119,519	$13,780	$—	$—	$—	$447,915

Total Financial and Derivative Net Assets	$(29,479)	$120,821	$(6,602)	$(30,006)	$(159,398)	$930	$(5,589)	$(47,000)	$(13,780)	$73,046	$37,173	$126,704	$66,820

Total collateral received (pledged)†##	$—	$100,990	$—	$—	$(159,398)	$—	$—	$—	$—	$—	$—	$—

Net amount	$(29,479)	$19,831	$(6,602)	$(30,006)	$—	$930	$(5,589)	$(47,000)	$(13,780)	$73,046	$37,173	$126,704

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

68 George Putnam Balanced Fund	George Putnam Balanced Fund 69

Federal tax information (Unaudited)

The fund designated 56.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 61.70%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,399,336 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

70 George Putnam Balanced Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

George Putnam Balanced Fund	71

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72 George Putnam Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

George Putnam Balanced Fund	73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

74 George Putnam Balanced Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
PricewaterhouseCoopers LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN021
296147 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$112,262	$ —	$16,061	$ —
July 31, 2014	$101,245	$ —	$15,714	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $695,737 and $591,888 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$679,676	$ —	$ —

July 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015